THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (NOVEMBER 11, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

VARIABLE UNIVERSAL LIFE PLUS

The ninth paragraph of the “Premium Payments” section is hereby replaced as follows:

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans”).

The final paragraph of the “Policy Loans” section is hereby replaced as follows:

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This supplement is dated December 19, 2019.